                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       December 6, 1996
                                                  ------------------------------


                           RENAISSANCE COSMETICS, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                     33-87280              06-1396287
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(State or Other Jurisdiction       (Commission File        (IRS Employer
     of Incorporation)                  Number)          Identification No.)


              955 Massachusetts Avenue
              Cambridge, Massachusetts                         02139
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               (Address of Principal                        (Zip Code)
                Executive Offices)


                                  (617) 497-5584
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                  Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED (included herein).

     The Mass Fragrances Business of the Procter & Gamble Company--Statement of Direct Revenues and Direct Expenses for the year ended June 30, 1996 and for the three-month period ended September 30, 1996 (unaudited)

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                             INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Management of The Procter & Gamble Company:

   We have audited the accompanying statement of direct revenues and direct expenses of the Mass Fragrances Business of The Procter & Gamble Company ("Procter & Gamble") for the year ended June 30, 1996. This statement is the responsibility of Procter & Gamble's management. Our responsibility is to express an opinion on this statement based on our audit.

   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement referred to above is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement referred to above. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement referred to above. We believe that our audit provides a reasonable basis for our opinion.

   The operations covered by the statement referred to above are a part of The Procter & Gamble Company and have no separate legal status or existence. As described in Note 1 to the statement, the statement referred to above has been prepared from Procter & Gamble's consolidated financial records and allocations of certain Procter & Gamble expenses have been made. These allocations are not necessarily indicative of the expenses that would have been incurred by the Mass Fragrances Business on a stand-alone basis.

   In our opinion, the statement referred to above presents fairly, in all material respects, the direct revenues and direct expenses of the Mass Fragrances Business of The Procter & Gamble Company for the year ended June 30, 1996, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Cincinnati, Ohio

January 17, 1997



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                        THE MASS FRAGRANCES BUSINESS OF
                         THE PROCTER & GAMBLE COMPANY

               STATEMENT OF DIRECT REVENUES AND DIRECT EXPENSES
                   FOR THE YEAR ENDED JUNE 30, 1996 AND THE
                 THREE-MONTH PERIOD ENDED SEPTEMBER 30, 1996
                             (AMOUNTS IN THOUSANDS)

                                                                    THREE-MONTH
                                                                    PERIOD ENDED
                                               YEAR ENDED          SEPTEMBER 30,
                                              JUNE 30, 1996            1996
                                              -------------        -------------
                                                                    (UNAUDITED)

DIRECT REVENUES.............................     $56,777              $11,379
COST OF PRODUCTS SOLD.......................      22,787                4,320
                                                 -------              -------
GROSS MARGIN................................      33,990                7,059
OTHER DIRECT EXPENSES:
  Marketing and Promotional expenses........      24,374                3,549
  Selling, administrative, and other........       2,199                  412
                                                 -------              -------
    Total...................................      26,573                3,961
                                                 -------              -------
EXCESS OF DIRECT REVENUES
  OVER DIRECT EXPENSES......................     $ 7,417              $ 3,098
                                                 -------              -------
                                                 -------              -------

See accompanying notes.
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                         THE MASS FRAGRANCES BUSINESS OF
                           THE PROCTER & GAMBLE COMPANY

                           NOTES TO FINANCIAL STATEMENT

1. Basis of Presentation

   On December 6, 1996, The Procter & Gamble Company (Procter & Gamble) sold various mass fragrance trademarks and select related assets (the "Mass Fragrances Business") to Dana Perfumes Corp. The accompanying statements presents the direct revenues, cost of products sold, gross margin and other direct expenses for the year ended June 30, 1996 and the three-month period ended September 30, 1996 for the Mass Fragrances Business.

   Procter & Gamble did not account for this business as a separate entity. Accordingly, the information included in the accompanying statement of direct revenues and direct expenses has been obtained from Procter & Gamble's consolidated financial records. The statement includes allocations of certain Procter & Gamble corporate expenses which are directly attributable to the mass fragrance activities. Procter & Gamble management believes the allocations are reasonable; however, these allocated expenses are not necessarily indicative of expenses that would have been incurred by the mass fragrance business on a stand-alone basis, since certain selling and administrative expenses are provided to the Mass Fragrances Business that are not directly allocable.

   Direct revenues and direct expenses are presented in the accompanying statement in accordance with generally accepted accounting principles. The unaudited information for the three months ended September 30, 1996 contains all adjustments, consisting only of normal recurring accruals, necessary for a consistent presentation of the direct revenues and direct expenses for the three-month period.

2. Summary of Significant Accounting Policies

   REVENUE RECOGNITION -- Revenue from the sale of products is recognized at the time the products are shipped.

   USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying disclosures. Although these estimates are based on management's best knowledge of current events and actions Procter & Gamble may undertake in the future, actual results ultimately may differ from the estimates.

   COSTS OF PRODUCTS SOLD -- Inventories are valued at cost, which is not in excess of current market. Cost is primarily determined by the average cost method.

   OTHER DIRECT EXPENSES -- Certain other direct expenses are allocated using procedures deemed appropriate for the nature of the expenses involved, primarily on an estimate of time and effort spent. The expenses included in the statement include those charges that are directly attributable to the Mass Fragrances Business.
                                    * * * *
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(b)  PRO FORMA FINANCIAL INFORMATION (incorporated by reference)

     1. Unaudited Pro Forma Consolidated Statement of Operations for the year ended March 31, 1996 (incorporated by reference to the Registrant's Form 8-K/A filed on February 18, 1997).

     2. Unaudited Pro Forma Consolidated Statement of Operations for the six months ended September 30, 1996 (incorporated by reference to the Registrant's Form 8-K/A filed on February 18, 1997).

     3. Unaudited Consolidated Pro Forma Balance Sheet as of September 30, 1996 (incorporated by reference to the Registrant's Form 8-K/A filed on February 18, 1997).

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RENAISSANCE COSMETICS, INC.
                                         (Registrant)


                                       /s/ JOHN R. JACKSON
                                       -----------------------------------------
                                       By:    John R. Jackson
Date: February 19, 1997                Title: Vice President and General Counsel






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